General information (Tables)	6 Months Ended
Jun. 30, 2013
General information [Abstract]
Business acquisition, affect on equity [Text Block]
On May 17, 2013, the Company acquired from Seadrill the ownership interests in entities that own and operate the Tender Rig T-15. This transaction was considered a business combination and accounted for as a reorganization of entities under common control. As a result the Company's balance sheets, statements of operations, cash flows and changes in members' capital/ owners' equity and related notes have been retroactively adjusted to include the Tender Rig T-15, as if the Company had owned the entities that own and operate the Tender Rig T-15 when the vessel commenced construction. The excess of the consideration paid by the Company over Seadrill's historical cost is accounted for as a change in equity to Seadrill. The effect of adjusting the Company's financial statements to account for this common control transaction impacted the following line items by:

(in US$ millions)	December 31, 2012
Newbuildings	112
Other assets		1.4
Total Assets	113.4
Long-term related party payable		(100.5)
Other liabilities		(4.2)
Total Liabilities	(104.7)
Equity		(8.7)

Net income for the six months ended June 30, 2012, decreased by $0.7 million. The effect on the consolidated and combined carve-out statement of cash flows is as follows:
·	Decrease of $1.9 million to $96.2 million compared to $98.1 million attributable to net cash provided by operating activities,
·	Decrease of $10.9 million to $(68.0) million compared to $(57.1) million attributable to net cash used in investing activities.
·	Increase of $11.1 million to $(42.3) million compared to $(53.4) million attributable to net cash provided (used in)/by financing activities.
·	Overall a net increase in cash and cash equivalents of $1.7 million to $1.2 million from $2.9 million.